UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2009
Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	1-33732	42-1572539

(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
     of incorporation) Identification No.)

1410 St. Georges Avenue, Avenel, New Jersey	07001

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(732) 499-7200
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On March 25, 2009, the Board of Directors of Northfield Bancorp, Inc. (the “Company”) adopted a resolution amending Article III, Section 2 of the Company’s Bylaws to reduce the number of board of directors from ten to nine, effective at the annual meeting of stockholders to be held May 27, 2009.

Item 9.01.	Financial Statements and Exhibits
(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit	No. Exhibit
3	Text of amendment to Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: March 26, 2009	By:	/s/ Steven M. Klein
Steven M. Klein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3	Text of amendment to Bylaws